Other gains/(losses) - net - Summary of Detailed Information About Other Gains Losses Net Explanatory (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2024		Dec. 31, 2023		Dec. 31, 2022
Discloure of Detailed Information About Other Gains Losses Net [Abstract]
Government grants	¥ 183,979		¥ 212,257		¥ 408,164
Foreign exchange gains/(losses)	(190,800)		75,714		(877,232)
ADS transferring income	41,603		72,702		236,827
Input VAT super-deduction	2,299		29,454		92,230
Others	(289,720)	[1]	(177,169)	[1]	145,413
Other gains/(losses) – net	¥ (252,639)		¥ 212,958		¥ 5,402

[1]	In 2022, other gains amounted to RMB145 million, primarily consisting of contract penalty fees received. In 2023, other losses totaled RMB177 million, mainly due to partial settlement payments arising from newly identified legal disputes. In 2024, other losses amounted to RMB290 million, primarily driven by additional settlement payments related to the 2023 legal matters and losses incurred from the disposal of intangible assets.